UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35397	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the Current Report on Form 8-K originally dated June 6, 2014 is being filed to include the historical financial statements of Dynamic Fuels, LLC (“Dynamic Fuels”) and Syntroleum Corporation (“Syntroleum”) required to be filed under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statement of Dynamic Fuels and Syntroleum are included in this report:

The audited financial statements of Dynamic Fuels and Syntroleum for the year ended September 30, 2013 and December 31, 2013, respectively, and the unaudited condensed financial statements of Dynamic Fuels for the six months ended March 31, 2014 and the unaudited financial statements of Syntroleum for the three months ended March 31, 2014 are attached as Exhibits 99.2, 99.1, 99.4 and 99.3, respectively, and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated statements of operations after giving effect to the acquisition of Dynamic Fuels and Syntroleum for the six months ended June 30, 2014 and the year ended December 31, 2013 are attached hereto as Exhibit 99.5 and incorporated by reference herein. An unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 has not been presented given Renewable Energy Group Inc.’s reported balance sheet as of June 30, 2014 includes the balance sheet results of the transactions with Dynamic Fuels and Syntroleum.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm for Syntroleum Corporation, HoganTaylor LLP

23.2	Consent of Independent Registered Public Accounting Firm for Dynamic Fuels, LLC, HoganTaylor LLP

99.1	Audited consolidated financial statements of Syntroleum Corporation for the year ended December 31, 2013

99.2	Audited financial statements of Dynamic Fuels, LLC for the year ended September 30, 2013

99.3	Unaudited condensed consolidated financial statements of Syntroleum Corporation for the three months ended March 31, 2014

99.4	Unaudited condensed financial statements of Dynamic Fuels, LLC for the six months ended March 31, 2014

99.5	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2014

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone Chief Financial Officer